Fourth Quarter & FY 2016
Earnings Conference Call



February 23, 2017

Forward-Looking Statements

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Full Year 2016 – Corporate Overview



Revenues ($ M)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
$426.0
$470.6
$469.5
$506.8
$550.4
$590.8
2011
2012
2013
2014
2015
2016



Net Income (Loss) ($ M)
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
$0.8
-$2.5
-$6.0
$1.2
-$17.0
$8.6
2011
2012
2013
2014
2015
2016

- Sales for 2016 rose 7.3% to $590.8M from $550.4M
- 2016 net income improved $25.6M to $8.6M, or $0.25 per share, from net loss of $17M, or $0.50 per share
- Strongest profitable full year since 2009
- Significant progress in our multi-year turnaround effort – led by:
  - Operational improvements
  - Talent upgrades
- Gross profit margin grew 370 bps to 12.3%
- Operating income improved $21.1M to $8.6M from a loss of $12.5M
- Adjusted operating income rose 222.1% to $14.5M from $4.5M
  - Includes $0.9M of acquisition expenses

Full Year 2016 – Segment Overview



Revenues
($ in millions)
700
600
500
400
300
200
100
0
$550.4
$193.2
$129.5
$227.7
$590.8
$183.0
$129.4
$278.4
2015
2016
ER
SCV
FVS



Operating Income
($ in millions)
50
40
30
20
10
0
-10
-20
-30
-$12.5*
$4.9
$14.5
-$23.7
$8.6*
$6.8
$28.7
-$13.7
*Includes Corp Overhead
2015
2016
ER
SCV
FVS

- FVS posted a 22.3% increase in revenue to $278.4M from $227.7M, reflecting higher volume of vehicle up-fits
- FVS operating income rose 97.9% to $28.7M, reflecting favorable mix
- SCV revenues remained flat at $129.4M, due to lower motorhome shipments, offset by higher contract manufacturing
- SCV operating income grew 39.5% to $6.8M, reflecting favorable mix
- ER revenues declined 5.3% to $183.0M, from $193.2M, reflecting fewer, but more profitable shipments
- ER operating loss improved 42.4% to $13.7M from a loss of $23.7M, reflecting operational improvements and a reduction in one-time charges from a year ago

SPARTAN MOTORS

Business Update & Highlights

S-180 Line of Pumpers

- Order to delivery in less than ½ the time of any competitor
  - Industry average delivery – 330 days
  - Addressable market 30% - 40%
  - Currently offering 11 Models
- Significant dealer interest – including newly acquired Smeal dealer network
- Well received – momentum building
  - Shipped five S-180 trucks in 4Q16
  - Shipped five S-180 in Jan, 2017
  - Backlog building with 20 units scheduled to be built through June, 2017




SPARTAN
180
180

Business Update & Highlights

Isuzu and Chevrolet N-Series

- In partnership with GM and Isuzu, Spartan produced the first new Chevrolet medium duty gasoline-powered truck in Charlotte, MI
  - Strong Chevy dealer network
  - Long standing partnership with Isuzu

Isuzu F Series

- Construction of our new 85,000 sq. ft. facility, in Charlotte, MI completed
- Facility will host Isuzu's new F-Series Class 6 on-highway cab-over diesel commercial truck
- Full production will begin 2Q17
  - Facility will incorporate flexible production line
  - Easily reconfigured to accommodate the assembly of multiple product lines
  - Scalable to meet customer's delivery needs and accommodate changing business cycles




ISUZU

Business Update & Highlights

Fleet & Cargo Van Up-fit Business

- Launched new 146,000 sq ft leased facility in Kansas City
  - Provide tailored up-fits of cargo vans and other fleet vehicles
  - Utilizing Ford's "ship-thru" program enables free post up-fit shipping to dealerships
  - Optimizes speed of delivery for businesses
- Operating since 2014, a 100,000 sq ft facility in Saltillo, Mexico
  - Approximately 200 contract employees
  - Current 20,000 unit capacity
  - Primarily Dodge Ram Promaster
  - Factory completions, fleet vocations, MOPAR offerings, PDI/DOT completions


Kansas City, MO
SPARTAN


Saltillo, Mexico

Business Update & Highlights

USPS Update

- FVS (Utilimaster brand) withdrew from participation in USPS Next Generation Delivery Vehicle (NGDV) prototype build
  - Without an agreement with a commercial chassis supplier, margins did not meet our minimum targets
  - The award of $3.6M would not completely offset cost of prototype build
  - Utilimaster was one of six vehicle manufacturers selected
    - AM General, Karsan, Mahindra, Oshkosh and VT Hackney
- FVS will partner with one of the leading USPS prototype award recipient
  - To provide engineering services and interior cargo solutions specific for the USPS's needs
  - Enable Spartan to participate in the NGDV without the related upfront development capital

UNITED STATES POSTAL SERVICE


23145

Business Update & Highlights

Smeal Acquisition Update

- Closed on Jan 1, 2017
- $32.5M in cash consideration
- 2016 revenues - $70M (excludes SPAR chassis)
- ER business unit – now Top-four North American fire apparatus manufacturer
- Expanded product portfolio, including industry leading premier aerials ladders and platforms
  - Squrt, TeleSqurt & Snorkel
- Expanded geographic – 47 dealers in in 44 states, 10 provinces and 3 territories
- Reinvigorated and excited dealer channel
- Expect transaction to be accretive to Adjusted 2017 earnings


71


Squrt


E-3

Financial Review - Fourth Quarter 2016



February 23, 2017

Fourth Quarter 2016 – Performance



Revenues ($ M)
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$140.6
$145.9
4Q15
4Q16



Consolidated Operating Income (Loss) ($ M)
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
-$10.0
$1.0
4Q15
4Q16

- Sales for 4Q16 rose 3.7% to $145.9M from $140.6M
  - Driven by FVS topline growth
- Gross margin improved 850 bps to 12.3% from 3.8%
  - Due to favorable product mix
- Operating income increased 109.6% to $1.0M from a loss of $10.0M, due to operational improvements and a reduction in charges recorded in 4Q16 compared to 4Q15 relating to:
  - Legacy product repair campaign reserve of $6.3M
  - Restructuring charges of $0.2M
  - Joint venture wind-down of $1.0M
- Operating margin up 780 bps to 0.7% from (7.1%)
- Operating income includes $0.7M of acquisition related expenses

Fourth Quarter 2016 – Performance



Adjusted Operating Income (Loss) ($ M)
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
-$2.3
$1.9
4Q15
4Q16



Adjusted Net Income (Loss) ($ M)
1.7
1.5
1.3
1.1
0.9
0.7
0.5
0.3
0.1
-0.1
$0.6
$0.02
$1.5
$0.04
4Q15
4Q16

- Adjusted operating income rose 182.6% to $1.9M from a loss of $2.3M
- Adjustments to 4Q16 operating income include:
  - Acquisition related expenses of $0.7M
  - Restructuring charges of $0.2M
- Adjustments to 4Q15 operating income include:
  - Restructuring charges of $0.4M
  - Product recall of $6.3M
  - Joint venture wind-down of $1.0M
- Adjusted net income grew 158.9% to $1.5M from $0.6M
- Adjusted EPS of $0.04 per share compared to $0.02 per share

See GAAP reconciliation in Appendix

SPARTAN MOTORS

Fleet Vehicles & Services – 4Q16


FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$65.7
$67.3
4Q15
4Q16


FVS Operating Income ($ M)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$4.5
$7.1
4Q15
4Q16

- Revenue up 2.4% to $67.3M from $65.7M
  - Higher Reach sales and increased up-fit revenues
- Operating income up 57.8% to $7.1M from $4.5M
  - Growth in up-fit revenue at more favorable margins
- Operating margin of 10.5%, up 370 bps
  - Favorable mix from up-fit
  - Includes $0.4 million, or $0.01 per share, relating to USPS proto-type development
  - Backlog of $89.5M compared to $96.1M a year ago
    - Received $37.0M in new orders in Jan 2017
    - Up 20% over new orders received in Jan 2016

Specialty Chassis & Vehicles – 4Q16



SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$32.9
$31.2
4Q15
4Q16



SCV Operating Income ($ M)
4.5
3.5
2.5
1.5
0.5
-0.5
$0.1
$1.4
4Q15
4Q16

- Revenue down 5.3% to $31.2M from $32.9M
  - Motorhome sales down 11.1% to $24.7M from $27.8M
  - Lower motorhome shipments partially offset by increased contract manufacturing sales
- Operating income rose $1.3M to $1.4M from $0.1M
  - Lower sales volumes offset by improved manufacturing productivity and favorable product mix
  - Operating income margin of 4.6%, up 430 bps from 0.3%
- Backlog up $1.6M to $20.0M compared to $18.4M a year ago

Emergency Response – 4Q16



ER Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$42.0
$47.3
4Q15
4Q16

- Revenue up 12.7% to $47.3M from $42.0M
  - Higher shipments of complete fire apparatus and custom cab and chassis
- Operating loss decreased to $3.8M from $12.1M a year ago
- Adjusted operating loss improves $1.2M to $3.5M from a loss of $4.7M
- Backlog of $139.9M compared to $156.3M a year ago

See GAAP reconciliation in Appendix



ER Operating (Loss) ($ M)
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
-14.0
-$12.1
-$3.8
4Q15
4Q16



ER Adjusted Operating (Loss) ($ M)
2.0
0.0
-2.0
-4.0
-6.0
-$4.7
-$3.5
4Q15
4Q16

Balance Sheet – 2016

Spartan Motors
Summary Balance Sheet

	Dec 31, 2016 (unaudited)	Dec 31, 2015
Assets		
Cash	$ 32,041	$ 32,701
Accts Receivable	65,441	56,617
Inventory	58,896	60,558
PP&E	53,116	47,320
Other Assets	33,800	30,955
Total Assets	**$ 243,294**	**$ 228,151**
Liabilities & Shareholders' Equity		
Accts Payable	$ 31,336	$ 27,318
Long-term Debt	74	5,124
Other Liabilities	58,932	47,218
Total Liabilities	**$ 90,342**	**$ 79,660**
Shareholders' Equity	152,952	148,491
Total Liabilities & Equity	**$ 243,294**	**$ 228,151**
Total Liquidity		
Cash	$ 32,041	$ 32,701
Net Borrowing Capacity	71,057	26,202
Total Liquidity	**$ 103,098**	**$ 58,903**

- Cash net-of-debt increased 16% to $32.0M, reflects:
  - New plant - $6.4 million
  - Payment of $5M Prudential note
  - Repurchased 422K shares at $4.74 per share (avg) for $2M
- Inventory reduced by $1.7M to $58.9M from $60.6M a year ago
- Total liquidity improves $44.2M to $103.1M from $58.9M a year ago
  - Upsized credit facility to $100M from $70M

Financial Outlook – 2017

2017 Guidance			
($M except per share)	Low	Mid-point	High
Sales	$615.0	$650.0	$685.0
Adjusted EBITDA	$25.1	$26.7	$28.3
Adjusted EPS	$0.30	$0.33	$0.36
Acq. costs & inter-co chassis *(net of tax)*	$2.8	$2.8	$2.8
Income tax expense	$1.7	$2.3	$2.8
Interest expense	$1.0	$1.0	$1.0

See GAAP reconciliation in Appendix

- Order intake remains strong - $249.5M backlog at December 31, 2016
  - Backlog at Jan 1, 2017 including Smeal - $365.6M
- Strong operating results generating cash in excess of WC requirements
- Anticipate modest organic sales growth plus sales from Smeal acquisition
- 2017 includes charges / adjustments related to Smeal acquisition:
  - Acquisition related costs and inventory adjustments $0.4M
  - One-time lag in recognizing sales and gross margin on inter-company chassis sales $2.4M, net of tax
  - Interest expense $1.0 million
- Income tax expense is expected to be in the range of $1.7M to $2.8M

Closing Remarks

- Results for the 2016 were strongest since 2009, achieving four profitable quarters
  - Reflects increased momentum and significant progress in our multi-year turnaround effort
  - Realigned Company with increased footprint and scale
  - Accountable and deeper bench of talent throughout the organization
  - Expanded industry-leading product portfolio and geographic reach
- While we've made notable progress only top of the 4th inning of 9 inning ball game – significant opportunity exists
  - Focused on improving quality and reducing warranty expense, delivering operational efficiencies and improved processes
  - Continue with Spartan Production System roll-out across all our campuses
  - ER, with Smeal acquisition, remains on track to return to profitability on an adjusted basis
- We remain focused on improving the business and increasing shareholder value

APPENDIX

SPARTANMOTORS.COM

Reconciliation of Non-GAAP Financial Measures

This presentation contains adjusted operating income, adjusted net income attributable to Spartan Motors, Inc., forecasted EBITDA (earnings before interest, taxes, depreciation and amortization), forecasted adjusted EBITDA, and adjusted earnings per share, which are all Non-GAAP financial measures. These are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, accruals for product recalls and regulatory settlements, non-cash asset impairment charges, expenses related to a recent business acquisition and a non-cash deferred tax asset valuation allowance. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not measurements of our financial performance under GAAP and should not be considered as an alternative to operating income, net income attributable to Spartan Motors, Inc. or earnings per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile operating income (loss) to adjusted operating income (loss), net income (loss) attributable to Spartan Motors to adjusted net income (loss) attributable to Spartan Motors, forecasted net income to EBITDA and adjusted EBITDA and forecasted earnings (loss) per share to adjusted earnings (loss) per share for the periods indicated.

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	Three Months Ended December 31, 2016	% of sales	Three Months Ended December 31, 2015	% of sales	Twelve Months Ended December 31, 2016	% of sales	Twelve Months Ended December 31, 2015	% of sales
Operating income (loss)	$ 965	0.7%	$ (10,008)	-7.1%	$ 8,625	1.5%	$ (12,478)	-2.3%
Add (subtract):								
Restructuring charges	224		427		1,095		2,855	
Asset impairment	-		-		406		2,234	
Product recall	-		6,300		3,457		8,600	
NHTSA settlement	-		-		-		2,269	
Joint venture expenses	1		982		13		1,015	
Acquistion related expenses	723		-		882		-	
Adjusted operating income (loss)	$ 1,913	1.3%	$ (2,299)	-1.6%	$ 14,478	2.5%	$ 4,495	0.8%
Net income (loss) attributable to Spartan Motors, I	$ 942	0.6%	$ (9,450)	-6.7%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):								
Restructuring charges	224		427		1,095		2,855	
Asset impairment	-		-		406		2,234	
Product recall	-		6,300		3,457		8,600	
NHTSA settlement	-		-		-		2,269	
Joint venture expenses	1		491		13		508	
Deferred tax asset valuation allowance	(282)		3,928		(2,932)		9,472	
Acquistion related expenses	723		-		882		-	
Tax effect of adjustments	(104)		(1,115)		(460)		(2,392)	
Adjusted net income (loss) attributable to Spartan	$ 1,504	1.0%	$ 581	0.4%	$ 11,071	1.9%	$ 6,574	1.2%
Diluted net earnings (loss) per share	$ 0.03		$ (0.28)		$ 0.25		$ (0.50)	
Add (subtract):								
Restructuring charges	-		0.01		0.03		0.08	
Asset impairment	-		-		0.01		0.07	
Product recall	-		0.19		0.10		0.25	
NHTSA settlement	-		-		-		0.07	
Joint venture expenses	0.00		0.01		0.00		0.02	
Deferred tax asset valuation allowance	(0.01)		0.12		(0.09)		0.28	
Acquistion related expenses	0.02		-		0.03		-	
Tax effect of adjustments	(0.00)		(0.03)		(0.01)		(0.07)	
Adjusted Diluted net earnings (loss) per share	$ 0.04		$ 0.02		$ 0.32		$ 0.20	

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended December 31, 2016	% of sales	Three Months Ended December 31, 2015	% of sales	Twelve Months Ended December 31, 2016	% of sales	Twelve Months Ended December 31, 2015	% of sales
ER segment operating (loss)	$ (3,750)	-7.9%	$ (12,051)	-28.7%	$ (13,660)	-7.5%	$ (23,723)	-12.3%
Add (subtract):								
Restructuring charges	224		427		1,095		2,855	
Asset impairment	-		-		406		2,234	
Product recall	-		5,900		3,457		7,300	
NHTSA settlement	-		-		-		684	
Joint venture expenses	1		982		13		1,015	
Adjusted ER segment operating (loss)	$ (3,525)	-7.4%	$ (4,742)	-11.3%	$ (8,689)	-4.7%	$ (9,635)	-5.0%

Reconciliation of Non-GAAP Financial Measures

FINANCIAL SUMMARY (Non-GAAP)
CONSOLIDATED
(In thousands, except per share data)
(Unaudited)

	Year Ending December 31, 2017		
	Low	Mid	High
Net income	$ 7,755	$ 8,775	$ 9,800
Add:			
Depreciation and amortization	11,131	11,131	11,131
Interest expense	1,000	1,000	1,000
Taxes	1,700	2,250	2,800
EBITDA	$ 21,586	$ 23,156	$ 24,731
Add (subtract):			
Acquisition related expenses	426	426	426
Chassis shipment delay	3,125	3,125	3,125
Adjusted EBITDA	$ 25,137	$ 26,707	$ 28,282
Earnings per share	$ 0.22	$ 0.25	$ 0.28
Add:			
Acquisition related expenses	0.01	0.01	0.01
Chassis shipment delay	0.09	0.09	0.09
Less tax effect of adjustments	(0.02)	(0.02)	(0.02)
Adjusted earnings per share	$ 0.30	$ 0.33	$ 0.36

FOR MORE INFORMATION:

Spartan Motors, Inc.
Juris Pagrabs
Group Treasurer &
Director of Investor Relations
517.997.3842


SPARTAN

www.spartanmotors.com